Exhibit 10.50


   U.S. Small Business Administration         U.S. Small Business Administration
               [LOGO] SBA
                                                   UNCONDITIONAL GUARANTEE

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SBA Loan #            PLP 534-550-4001
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SBA Loan Name         Infinite Graphics, Inc.
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Guarantor             Clifford Stritch
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Borrower              Infinite Graphics, Inc.
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Lender                ASSOCIATED BANK MINNESOTA
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Date                  April 26, 2002
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Note Amount           $500,000.00
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1.   GUARANTEE:

     Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note. This Guarantee remains in effect until the Note is paid in full. Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor. Lender is not required to seek payment from any other source before demanding payment from Guarantor.


2.   NOTE:

     The "Note" is the promissory note dated April 26, 2002 in the principal amount of Five Hundred Thousand & 00/100 Dollars, from Borrower to Lender. It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.


3.   DEFINITIONS:

     "Collateral" means any property taken as security for payment of the Note or for any guarantee of the Note.

     "Loan" means the loan evidenced by the Note.

     "Loan Documents" means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.

     "SBA" means the Small Business Administration, an Agency of the United States of America.


4.   LENDER'S GENERAL POWERS:

     Lender may take any of the following actions at any time, without notice, without Guarantor's consent, and without making demand upon Guarantor:

     A. Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;

     B. Refrain from taking any action on the Note, the Collateral, or any guarantee;

     C.   Release any Borrower or any guarantor of the Note;

     D.   Compromise or settle with the Borrower or any guarantor of the Note;

     E. Substitute or release any of the Collateral, whether or not Lender receives anything in return;



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     F.   Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;

     G. Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and

     H. Exercise any rights it has, including those in the Note and other Loan Documents.

     These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.


5.   FEDERAL LAW:

     When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.


6.   RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

     To the extent permitted by law,

     A.   Guarantor waives all rights to:
          1)   Require presentment, protest, or demand upon Borrower;
          2)   Redeem any Collateral before or after Lender disposes of it;
          3)   Have any disposition of Collateral advertised; and
          4) Require a valuation of Collateral before or after Lender disposes of it.

     B.   Guarantor waives any notice of:
          1)   Any default under the Note;
          2)   Presentment, dishonor, protest, or demand;
          3)   Execution of the Note;
          4) Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;
          5) Any change in the financial condition or business operations of Borrower or any guarantor;
          6) Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and
          7)   The time or place of any sale or other disposition of Collateral.

     C.   Guarantor waives defenses based upon any claim that:
          1)   Lender failed to obtain any guarantee;
          2) Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;
          3)   Lender or others improperly valued or inspected the Collateral;
          4) The Collateral changed in value, or was neglected, lost, destroyed, or underinsured;
          5)   Lender impaired the Collateral;
          6)   Lender did not dispose of any of the Collateral;
          7)   Lender did not conduct a commercially reasonable sale;
          8)   Lender did not obtain the fair market value of the Collateral;
          9)   Lender did not make or perfect a claim upon the death or
               disability of Borrower or any guarantor of the Note;
          10)  The financial condition of Borrower or any guarantor was overstated or has adversely changed;
          11) Lender made errors or omissions in Loan Documents or administration of the Loan;
          12) Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor;
          13)  Lender impaired Guarantor's suretyship rights;
          14) Lender modified the Note terms, other than to increase amounts due under the Note. If Lender modifies the Note to increase the amounts due under the Note without Guarantor's consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;
          15)  Borrower has avoided liability on the Note; or
          16) Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.


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7.   DUTIES AS TO COLLATERAL:

     Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee. Lender has no duty to preserve or dispose of any Collateral.


8.   SUCCESSORS AND ASSIGNS:

     Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.


9.   GENERAL PROVISIONS:

     A. ENFORCEMENT EXPENSES. Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney's fees and costs.

     B. SBA NOT A CO-GUARANTOR. Guarantor's liability will continue even if SBA pays Lender. SBA is not a co-guarantor with Guarantor. Guarantor has no right of contribution from SBA.

     C. SUBROGATION RIGHTS. Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.

     D. JOINT AND SEVERAL LIABILITY. All individuals and entities signing as Guarantor are jointly and severally liable.

     E. DOCUMENT SIGNING. Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender's liens on Collateral.

     F. FINANCIAL STATEMENTS. Guarantor must give Lender financial statements as Lender requires.

     G. LENDER'S RIGHTS CUMULATIVE, NOT WAIVED. Lender may exercise any of its rights separately or together, as many times as it chooses. Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.

     H. ORAL STATEMENTS NOT BINDING. Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.

     I. SEVERABILITY. If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.

     J. CONSIDERATION. The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.


10.  STATE-SPECIFIC PROVISIONS:


11.  GUARANTOR ACKNOWLEDGEMENT OF TERMS:

     Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.


12.  GUARANTOR NAME(S) AND SIGNATURE(S):

     By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

GUARANTOR:


x: /S/ Clifford Stritch
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   Clifford Stritch, Individually



GP:907197 v1





SBA Form 148 (10/98) Previous editions obsolete